CONVERTIBLE DEBENTURES	6 Months Ended
Jun. 30, 2022
Debt instruments held [abstract]
CONVERTIBLE DEBENTURES

7.	CONVERTIBLE DEBENTURES

On July 30, 2020, the Company closed a private placement (the “Financing”) of secured convertible debentures (the “Debentures”) for total proceeds of C$17.91 million.

The Debentures have a term of 36 months and are convertible into common shares of the Company prior to maturity at a conversion price of C$5.30 per common share. The Debentures bear interest at an annual rate of 5.75%, payable in cash semi-annually. Interest on the Debentures may alternatively be paid in common shares of the Company at the Company’s option based on the 10-day volume-weighted average price (“VWAP”) of the common shares prior to the payment date and an effective annual rate of 10%. The Debentures are secured against the Company’s assets in Mexico (refer to Note 2). On July 27, 2022, the Company received required approval from the Debentureholders to transfer the security on the Debentures from the Company’s assets in Mexico to its Kilgore assets in Idaho. The Company expects the transfer to be completed in due course.

Excellon Resources Inc.

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2022 and 2021

(in thousands of U.S. dollars, except share and per share data)

On or after July 30, 2022 and prior to maturity, the Company may accelerate the conversion of the entire issuance of Debentures, provided that the 20-day VWAP of the common shares on or after such 24-month anniversary is equal to or greater than C$12.50.

The purchasers of the Debentures were also issued 1,006,542 common share purchase warrants, with an exercise price of C$5.75 and an expiry date of July 30, 2023. In connection with the Financing, the Company granted 136,887 common share purchase warrants (the “Broker Warrants”), with an exercise price of C$5.75 and an expiry date of July 30, 2023.

Net proceeds from the Debentures were C$17.1 million ($12.8 million) after cash transaction costs of C$768 ($572). The net proceeds were allocated between debt and equity components. On initial recognition, the fair value of the debt of C$8,459 ($6,298) was estimated using a coupled Black-Scholes model based on an expected term of 36 months and a coupon rate of 5.75%. The residual portion of C$6,382 ($4,751) represented the value of the conversion option and other features of the Debentures, and was recognized in equity net of a deferred tax recovery of C$2,301 ($1,713) related to a taxable temporary difference on this equity component.

The debt component is recorded at amortized cost and is accreted to the principal amount over the term of the Debentures. The Company elected to pay the June 30, 2021, December 31, 2021, and June 30, 2022 interest payments in common shares valued at C$888 ($727), C$903 ($706), and C$888 ($694), respectively. The Company recorded interest expense of C$2,471 ($1,942) for the six months ended June 30, 2022.

	$ CAD	$ USD

Year ended December 31, 2021
Opening balance	9,299	7,283
Interest expense	4,294	3,427
Value of shares issued to settle interest payable	(1,791)	(1,433)
Exchange differences	-	(39)
Closing balance	11,802	9,238

Period ended June 30, 2022
Opening balance	11,802	9,238
Interest expense	2,471	1,942
Value of shares issued to settle interest payable	(888)	(694)
Exchange differences	-	(92)
Closing balance	13,385	10,394

Excellon Resources Inc.

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2022 and 2021

(in thousands of U.S. dollars, except share and per share data)